EXHIBIT 99.2










                         SUBURBAN PROPANE PARTNERS, L.P.















NYFS08...:\63\76463\0001\1713\EXHD028V.390
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                         SUBURBAN PROPANE PARTNERS, L.P.

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements with respect to the financial condition and results of operations of Suburban Propane Partners, L.P. (the "Partnership") assuming the consummation of the proposed recapitalization and substitution of the general partner, including statements relating to (i) the Partnership's post-recapitalization debt levels, cash flows, earnings per unit, potential for increased tax shield and potential for increased distributions to common unitholders and (ii) the restructuring charges expected to be incurred in connection with the recapitalization. These forward-looking statements involve certain risks and uncertainties. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements ("Cautionary Statements") include, among other things: the impact of the additional debt at the operating partnership level, which may reduce the ability of the Partnership to make distributions to common unitholders; the impact of the replacement of a third-party distribution support arrangement with alternative support from the Partnership; the impact of weather conditions on the demand for propane; fluctuations in the unit cost of propane; the ability of management to continue to control expenses; the ability of the Partnership to retain customers; and the impact of regulatory developments on the Partnership's business. All subsequent written and oral forward-looking statements attributable to the Partnership or persons acting on its behalf are expressly qualified in their entirety by such Cautionary Statements.



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                         SUBURBAN PROPANE PARTNERS, L.P.


INITIAL PUBLIC OFFERING - February 29, 1996


IPO Price                           $20.50
IPO Yield                             9.75%


Common Units & GP Units             21.56 million
Subordinated Units                   7.20 million
Restricted Units                     0.74 million
                                    -----
      Total Units                   29.50 million
                                    =====

Net Debt                            $425 million @ 7.54%
                                    ====





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                         SUBURBAN PROPANE PARTNERS, L.P.


Current Capitalization ($Mil.)

                                                               Annual
                                    Units         $         Requirements
                                    -----         -         ------------

Gross Debt (1)                         -        $425            $30.9
Common & GP Units                    21.6        389             44.0
Sub Units (2)                         7.2        129             14.6
APUs                                   .2         22                0
                                     ----        ---             ----

                                     29.0       $965            $89.5
                                     ====       ====            =====


(1) Net Debt = $395 (Gross Debt less $30 mil. of excess cash)
(2) Not paid since November 1996










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                         SUBURBAN PROPANE PARTNERS, L.P.


CURRENT OWNERSHIP STRUCTURE

[Chart showing current ownership structure of the Partnership as follows: (i)
21.56 Units and .74 Restricted Units held by Common Unitholders representing an approximate 74% interest in the Partnership and (ii) 7.16 Subordinated Units,
 .58 General Partner Units and .22 APUs held by Millennium representing an approximate 26% interest in the Partnership and (iii) the Partnership holds Suburban Propane, LP (the Operating Partnership)]








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                         SUBURBAN PROPANE PARTNERS, L.P.
                              FISCAL 1998 RESULTS


1998 EBITDA (1)                                             $104

Coverage Ratios:
  Common Units                                               1.38
  All Units                                                  1.03

Debt Ratios:
  Debt/EBITDA                                                4.12
  Interest Coverage                                          3.37
  Debt/Enterprise Value                                     45.6%

EPU                                                         $1.26



(1)  Excludes non-recurring items








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                         SUBURBAN PROPANE PARTNERS, L.P.
                              FISCAL 1998 RESULTS


Distributable Cash Flow:

1998 EBITDA                                                 $104.0

Less:
  Interest Expense (Net)                                      30.9
  Capital Expenditures                                        12.6
  Common & GP Distribution                                    44.0
                                                             -----

Available for Sub Unit Distribution,
  APU Retirement and Reserves                                 16.5
  Sub Unit Distribution/APU Retirement                         0.0
                                                             -----
Undistributed Cash                                           $16.5
                                                             =====




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                         SUBURBAN PROPANE PARTNERS, L.P.
                                  COMPARABLES



Unit Coverage Ratios (Generally as of 9/98)*

                                          Common            All
                                          ------            ---

Suburban                                   1.38             1.04
Suburban (Including APUs)                  1.87             1.41
Propane MLP #1                             1.30              .69
Propane MLP #2                             1.00              .47
Propane MLP #3                              .51              .34
Propane MLP #4                             1.30              .75
Propane MLP #5                              .69              .43
Propane MLP #6                              .38              .23


* Calculated using latest available rolling twelve months data from publicly filed documents and includes all capital spending except acquisitions





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                         SUBURBAN PROPANE PARTNERS, L.P.
                                  COMPARABLES


Debt Ratios (Generally as of 9/98)*

                         Debt/            Interest                Debt/
                        EBITDA            Coverage          Enterprise Value
                        ------            --------          ----------------

Suburban                 4.1                 3.4                    45.6%
Propane MLP #1           4.5                 2.3                    41.0%
Propane MLP #2           5.2                 2.1                    44.2%
Propane MLP #3           5.6                 2.4                    39.1%
Propane MLP #4           4.7                 2.6                    47.3%
Propane MLP #5           5.5                 2.4                    46.6%
Propane MLP #6           7.3                 2.3                    65.3%


* Based on publicly filed documents and excludes reported non-recurring items




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                         SUBURBAN PROPANE PARTNERS, L.P.


Details of Recapitalization

o Partnership redeems all Sub Units and eliminates obligation to repay all $22 million of APUs for a total of $69 million

o Partnership replaces remaining Millennium distribution support agreement with cash and/or alternative support arrangement





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                         SUBURBAN PROPANE PARTNERS, L.P.


Details of Recapitalization

o     Management LLC purchases GP 2% interest for $6 million
o Management gives back upside above the first IDR to common unitholders
o     Board of Supervisors has the right to cap and convert remaining
      IDR
o     Management defers receipt of Restricted Units
o     Management access to GP income is prohibited until additional
      OLP debt is repaid
o Management access to restricted units is prohibited until LLC debt is repaid





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                         SUBURBAN PROPANE PARTNERS, L.P.


OWNERSHIP STRUCTURE - POST-RECAP

[Chart showing the post-recapitalization ownership structure of the Partnership as follows: (i) 22.29 Units held by Common Unitholders representing an approximate 98% interest in the Partnership and (ii) the Management LLC, as General Partner, holds an adjusted 2% interest in the Partnership and (iii) the Partnership holds Suburban Propane, LP (the Operating Partnership)]





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                         SUBURBAN PROPANE PARTNERS, L.P.


LLC STRUCTURE


[Chart showing the Management LLC ownership structure as follows: management owns 100% of Suburban Energy Services Group LLC, which in turn holds an adjusted 2% general partner interest in the Partnership]




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                         SUBURBAN PROPANE PARTNERS, L.P.



Sources and Uses of Funds

Sources

  Bank Debt                                           $76
  LLC Debt                                              6
                                                     ----
      Total Sources                                   $82
                                                     ====
Uses

  Payment to Millennium                               $75
  Fees and Expenses                                     7
                                                     ----
      Total Uses                                      $82
                                                     ====




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                         SUBURBAN PROPANE PARTNERS, L.P.


Capitalization ($Mil.)

                                                 Post-Recap        Pre-Recap
                                                   Annual            Annual
                              Units       $     Requirements      Requirements
                              -----       -     ------------      ------------

Gross Debt (1)                  -      $501           $36.9             $30.9
Common & GP Units             21.6      389            44.0              44.0
Restricted Units                .7       13             1.5               0.0
Sub Units (2)                    0        0               0              14.6
                              ----      ---            ----              ----

                              22.3     $903           $82.4             $89.5
                              ====     ====           =====             =====



(1) Net Debt = $471 (Gross Debt less $30 million of excess cash)
(2) Not paid since November 1996




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                         SUBURBAN PROPANE PARTNERS, L.P.
                                  RATIO ANALYSIS


                                           Pre-             Post-
                                          Recap             Recap
                                          -----             -----

Coverage Ratios:
  Common Units                            1.38              1.20
  All Units                               1.04              1.20

Debt Ratios:
  Debt/EBITDA                             4.12              4.83
  Interest Coverage                       3.37              2.82
  Debt/Enterprise Value                    46%               55%


EPU                                     $1.26             $1.38




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                         SUBURBAN PROPANE PARTNERS, L.P.
                              DISTRIBUTABLE CASH FLOW


                                                      Pre-              Post-
                                                      Recap             Recap
                                                      -----             -----

1998 EBITDA (1)                                       $104.0            $104.0

Less:
  Interest Expense (Net)                                30.9              36.9
  Capital Expenditures                                  12.6              12.6
  Common & GP Distribution                              44.0              45.5
                                                        ----              ----

Available for Sub Unit Distribution,
  APU Retirement and Reserves                           16.5               9.0
  Sub Unit Distribution/APU Retirement                   0.0               0.0
                                                        ----               ---

Undistributed Cash                                     $16.5              $9.0
                                                        ====               ===
Per Common Unit                                           $0(2)           $.40
                                                          ==               ===



(1) Excludes non-recurring items
(2) Due to Subordinated Unit and APU requirements




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                         SUBURBAN PROPANE PARTNERS, L.P.


Purchase Price/Discount Per Unit

  Purchase Price*                                     $69
  # of Sub Units                                      7.2
  Price Per Unit                                    $9.63
                                                     ====
  Discount to Market                                   47%

Including $22 APU Retirement:

  Price Per Unit                                    $6.56
                                                     ====
  Discount to Market                                   64%



*  Before estimated expenses of $7 million





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                          SUBURBAN PROPANE PARTNERS, L.P.
                                    COMPARABLES


Unit Coverage Ratios (Generally as of 9/98)*

                                                Common            All
                                                ------            ---

Suburban (Post-Recap)                            1.20             1.20
Suburban (Post-Recap including
  support arrangement)                           1.67             1.67
Propane MLP #1                                   1.30              .69
Propane MLP #2                                   1.00              .47
Propane MLP #3                                    .51              .34
Propane MLP #4                                   1.30              .75
Propane MLP #5                                    .69              .43
Propane MLP #6                                    .38              .23


* Calculated using rolling twelve months data from publicly filed documents and includes all capital spending except acquisitions





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                         SUBURBAN PROPANE PARTNERS, L.P.
                                   COMPARABLES


Debt Ratios (Generally as of 9/98)*

                                                                       Debt/
                                     Debt/            Interest      Enterprise
                                    EBITDA            Coverage         Value
                                    ------            --------         -----

Suburban (Post-Recap)                 4.9                2.8             56%
Suburban (Post-Recap/Net Debt)        4.5                2.8             54%
Propane MLP #1                        4.5                2.3             41%
Propane MLP #2                        5.2                2.1             44%
Propane MLP #3                        5.6                2.4             39%
Propane MLP #4                        4.7                2.6             47%
Propane MLP #5                        5.5                2.4             47%
Propane MLP #6                        7.3                2.3             65%


* Based on publicly filed documents and excludes reported non-recurring items




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                         SUBURBAN PROPANE PARTNERS, L.P.
                                    COMPARABLES


Per Gallon (Generally as of 9/98)*

                                    Gross                                Net
                                    Profit      Expenses    EBITDA      Income
                                    ------      --------    ------      ------

Suburban (Post-Recap)                $.64         $.45       $.19        $.06
Propane MLP #1                       $.60         $.41       $.20        $.05
Propane MLP #2                       $.49         $.35       $.15        $.01
Propane MLP #3                       $.63         $.43       $.20        $.03
Propane MLP #4                       $.61         $.35       $.26        $.06
Propane MLP #5                       $.63         $.44       $.19       ($.01)
Propane MLP #6                       $.51         $.38       $.13       ($.01)


* Based on publicly filed documents and excludes reported non-recurring items




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                         SUBURBAN PROPANE PARTNERS, L.P.
                                    COMPARABLES


                                                        Yield
                                                      @ 12/2/98
                                                      ---------

Suburban (Post-Recap)                                   11.0%
Propane MLP #1                                           9.5%
Propane MLP #2                                           9.8%
Propane MLP #3                                          10.9%
Propane MLP #4                                           9.3%
Propane MLP #5                                          11.4%
Propane MLP #6                                          17.1%




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                         SUBURBAN PROPANE PARTNERS, L.P.


Potential Negative Impact From Recap

o Moves $6 Million of Interest Payments and $76 Million of Debt in Front of Common

o     Decreases Coverage on Common from 1.38 to 1.20

o     One Time Charge of Approximately $15 Million (Mostly Non-Cash)

o Shift of Distribution Support from Third Party to the Partnership





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                         SUBURBAN PROPANE PARTNERS, L.P.


Potential Positive Impact From Recap


o     Common Unit ownership increases from 74% to 98%
o Cash on balance sheet more readily available to benefit common unitholders
o Brings us at least three years closer to potential increases in common distributions
o     Increase in distributions currently under consideration
o     Coverage on all units improves from 1.03 to 1.20
o     EPU improves from $1.26 to $1.38
o     Simplifies capital structure
o     Eliminates uncertainty of ownership of General Partner




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                         SUBURBAN PROPANE PARTNERS, L.P.


Potential Positive Impact From Recap

o     Purchasing Sub Units and APUs at significant discount
o     Eliminates potential dilution upon conversion
o     Increases tax shield
o     Increases opportunities for acquisitions
o     Combines economic and operational control
o     All groups working for common units
o     Increased potential for growth in common unit value
o     Benefits of growth go directly to common unitholders
o     Conversion from yield to growth vehicle
o     Almost all upside potential to common unitholders




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                         SUBURBAN PROPANE PARTNERS, L.P.













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